WisdomTree Trust

WisdomTree True Emerging Markets Fund (formerly, WisdomTree

Emerging Markets ex-China Fund) (XC) (the “Fund”)

Supplement dated April 13, 2026, to the Summary Prospectus dated November 1, 2025 (the “Summary Prospectus”), for the Fund

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree True Emerging Markets Index (the “Index”).

Effective on or about April 21, 2026 (the “Effective Date”), the methodology of the Index will be revised to add Colombia, Kuwait, Peru, Qatar, United Arab Emirates and Vietnam to the list of eligible countries from which to select issuers.

As a result of this change, a special rebalance will be implemented after the close of trading on April 20, 2026.

Furthermore, on the Effective Date, the Fund’s Summary Prospectus is revised as described below.

•	The first sentence of the third paragraph under the “Principal Investment Strategies of the Fund” section of the Summary Prospectus is deleted in its entirety and replaced with the below.

The starting universe for the Index (the “pre-screening universe”) is comprised solely of companies, as of the Index screening date, that (i) conduct their Primary Business Activities in one of the following emerging market countries: Argentina, Brazil, Chile, Colombia, Czech Republic, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Thailand, Turkey, United Arab Emirates and Vietnam (the “Emerging Market Countries”); (ii) list shares on a stock exchange in one of the Emerging Market Countries or the United States; (iii) have a float-adjusted market capitalization of at least $1 billion (“float-adjusted” means that the share amounts reflect only shares available to investors); (iv) have a median daily dollar trading volume of at least $100,000 for the preceding three months; and (v) trade at least 250,000 shares per month or $25 million notional for each of the preceding six months.

*****

The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-XC-0426

1